Offerings - Offering: 1	Mar. 27, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 457(r)	true
Security Type	Debt
Security Class Title	Debt Securities
Maximum Aggregate Offering Price	$ 1,458,000.00
Amount of Registration Fee	$ 201.35
Offering Note	(1) The maximum aggregate amount of the securities to which the prospectus relates is 1,458,000.00. The prospectus is a final prospectus for the related offering. The fee of $201.3498 was previously paid - Accession No. 0001104659-26-026797